Environmental Matters	12 Months Ended
Dec. 31, 2019
Environmental Remediation Obligations [Abstract]
Environmental Matters
Environmental Matters

AltaGas is subject to federal, provincial, state and local laws and regulations related to environmental matters. These laws and regulations may require expenditures over a long time frame to control environmental effects. Almost all of the environmental liabilities AltaGas has recorded are for costs expected to be incurred to remediate sites where AltaGas or a predecessor affiliate operated manufactured gas plants (MGPs). Estimates of liabilities for environmental response costs are difficult to determine with precision because of the various factors that can affect their ultimate level. These factors include, but are not limited to, the following:

▪	the complexity of the site;

▪	changes in environmental laws and regulations at the federal, state, and local levels;

▪	the number of regulatory agencies or other parties involved;

▪	new technology that renders previous technology obsolete or experience with existing technology that proves ineffective;

▪	the level of remediation required; and

▪	variations between the estimated and actual period of time that must be dedicated to respond to an environmentally-contaminated site.

AltaGas has identified up to twelve sites where it or its predecessors may have operated MGPs. In connection with these operations, AltaGas is aware that coal tar and certain other by-products of the gas manufacturing process are present at or near some former sites and may be present at others.

As at December 31, 2019, a liability of $13.8 million has been recorded on an undiscounted basis related to future environmental response costs (December 31, 2018 - $15.4 million) in the Consolidated Balance Sheets under the line items “accounts payable and accrued liabilities and other long-term liabilities”. These estimates principally include the minimum liabilities associated with a range of environmental response costs expected to be incurred. As at December 31, 2019, AltaGas estimated the maximum liability associated with all of its sites to be approximately $39.9 million (December 31, 2018 - $40.1 million). The estimates were determined by AltaGas’ environmental experts, based on experience in remediating MGP sites and advice from legal counsel and environmental consultants. The variation between the recorded and estimated maximum liability primarily results from differences in the number of years that will be required to perform environmental response processes and the extent of remediation that may be required.

As at December 31, 2019, AltaGas reported a regulatory asset of $17.7 million (December 31, 2018 - $19.9 million) for the portion of environmental response costs that are expected to be recoverable in future rates (Note 21).